Q3 2021 Investor Update (and Supplemental Financial Information) 09/30/2021 Peapack-Gladstone Bank Peapack Private Wealth Management The Q3 2021 Investor Update (and Supplemental Financial Information) should be read in conjunction with the Q3 2021 Earnings Release issued on October 28, 2021. Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2021 and beyond; 3) our inability to successfully integrate wealth management firm acquisitions; 4) our inability to manage our growth; 5) our inability to successfully integrate our expanded employee base; 6) an unexpected decline in the economy, in particular in our New Jersey and New York market areas; 7) declines in our net interest margin caused by the interest rate environment (including the shape of yield curve) and our highly competitive market; 8) declines in the value in our investment portfolio; 9) impact on our business from a pandemic event on our business, operations, customers, allowance for loan losses, and capital levels; 10) higher than expected increases in our allowance for loan and lease losses; 11) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 12) changes in interest rates; 13) a decline in real estate values within our market areas; 14) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 15) changes in monetary policy by the Federal Reserve Board; 16) changes to tax or accounting matters; 17) successful cyberattacks against our IT infrastructure and that of our IT providers; 18) higher than expected FDIC insurance premiums; 19) adverse weather conditions; 20) our inability to successfully generate business in new geographic markets; 21) a reduction in our lower-cost funding sources; 22) our inability to adapt to technological changes; 23) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 24) our inability to retain key employees; 25) demands for loans and deposits in our market areas; 26) adverse changes in securities markets and 27) other unexpected material adverse changes in our operations or earnings. Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and whether the gradual reopening of businesses will result in a meaningful increase in economic activity. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: 1) demand for our products and services may decline, making it difficult to grow assets and income; 2) if the economy is unable to substantially reopen, and higher levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; 3) collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; 4) our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; 5) the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; 6) a material decrease in net income or a net loss over several quarters could result in the elimination or a decrease in the rate of our quarterly cash dividend; 7) our wealth management revenues may decline with continuing market turmoil; 8) our cyber security risks are increased as the result of an increase in the number of employees working remotely; and 9) FDIC premiums may increase if the agency experience additional resolution costs. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

Strong Q3 Core Financial Performance 3 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Q3 2020 Adjusted excludes gain on sale of $7.5MM related to the sale of $355MM PPP loans. 2 Q3 2021 Adjusted excludes $1.4MM of Swap valuation expense. 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. +35% YOY and +21% Q3 2019

Current TBV multiple lags peers providing potential upside. $10.3B wealth management business with significant value. Wealth management, commercial banking and capital markets activities provide a diverse revenue stream. Total fee income 35% of total revenue for the nine months ended September 30, 2021. Attractive geographic franchise. PGC operates in three of the top 15 wealthiest counties in the U.S. Highly efficient branch network with deposit balances averaging $269MM per branch. Well positioned to benefit from rate increases. Core deposits totaled 89% of total deposits. Stable and strong asset quality. NPAs to Assets and NPLs to Loans of 0.42% and 0.56%, respectively, as of September 30, 2021. ALLL to Total Loans of 1.42% as of September 30, 2021. Proven management team with track record of success. Moody’s investment grade of Baa3; Kroll investment grade of BBB-. Compelling Investment Considerations 4

Relative Trading Valuation Compared to Peers As of October 15, 2021 5 *Tangible book value at June 30, 2021 is $26.30.  See Non-GAAP financial measures reconciliation table. Source: S&P Global Market Intelligence Wealth peers include: Tompkins Financial Corporation, Univest Financial Corporation, Washington Trust Bancorp, Inc., Bryn Mawr Bank Corporation, Cambridge Bancorp Price / TBV* (%)

PGC’s Current Valuation vs. Wealth Management Peers 6 Note: Pricing data as of October 15, 2021; TBV as reported for the period ended June 30, 2021 (unless otherwise noted) and not pro forma for pending acquisitions Wealth Management Peers: UVSP – Univest Financial Corp., CATC – Cambridge Bancorp, BMTC – Bryn Mawr Bank Corp, WASH – Washington Trust Bancorp, and TMP - Tompkins Financial Corporation. NOTE Source: S&P Global Market Intelligence

Value drivers: Dependable revenue stream, high barriers to entry, and scarcity value. Proven track record of new business inflows and positive net flows, $715MM YTD. Current EBITDA margin 40% with no credit tail. Significant enterprise value supported through high client retention and extended average life. Sum of the parts analysis: Assuming M&A EBITDA multiples of 12-15x for established and growing wealth management firms. Would indicate a substantial embedded value in PGC’s wealth business (AUMs/AUAs over $10B): Q3 2021 Wealth fee revenues annualized $ 55.0 million   EBITDA margin of 35% $ 19.3 million 12x EBITDA = wealth business value   $ 231.0 million   Market Cap of PGC as of 10/18/2021 $ 633 million                                               Implied value of wealth business ($231 million) Implied Bank value $ 402 million                                                                                                                           81% of TBV Valuable Wealth Business 7

AUM/AUA (000s) Fees (000s) Peapack Private Wealth Management Snapshot Largest NJ-headquartered, bank-owned trust company. Current AUMs/AUAs $10.3B. EBITDA margin range is 30% - 40%. 2,500+ relationships. Average relationship size $3.5MM. Revenue CAGR of 17% since 2018 9 private banking offices in NJ, DE & FL. Our highly accomplished team of professionals hold a combined 95 advance degrees, affiliations, professional certifications and designations. 8

9 Positive Trends in New Business and Profitability AUM/AUA (000s) For the Year Ended: YTD 12/31/18 12/31/19 12/31/20 9/30/21 For the Nine-Months Ended: 9/30/18 9/30/19 9/30/20 9/30/21

Wealth Management is a Meaningful Part of Our Noninterest Income 10 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Excludes gain on sale of $7.5MM related to the sale of $355MM PPP loans. Total Noninterest Income (excluding PPP Gain on Sale) as a % of Total Revenue: 32% 28% 34% Q3 2019 Q3 2020 Q3 2021 $14.4MM $12.8MM $17.8MM In 000’s +39% YOY and +24% 2019 $13.9MM $10.1MM $9.5MM 1

NIM (as reported) (%) 11 Net Interest Margin has Substantially Improved YTD and Bank is Well-Positioned as Rates Rise 1-Month Libor @ Period End 0.148% 0.144% 0.111% 0.101% 0.080% 42% of loans reprice within 3 months, 54% reprice within a year. The anticipated Year-1 impact to Net Interest Income from a +100 basis points rate increase is 5.9% (estimated impact on NIM 17 bps).

12 $4,208MM* $1,053MM New Loan Fundings are Strong Year-to-Date and We Continue Our Guidance to High Single Digit Growth ($294)MM $4,547MM* Weighted Avg. Coupon Rate: 3.40% ($420)MM YTD Loan Growth: 8% *Excludes PPP Loans.

13 Favorable Trends in Core Deposits Increase of $1.45B in core deposits ($457MM of noninterest bearing) since 12/31/2019 Core Deposits as a % of Total Deposits 89% 79% 12/31/2019 9/30/2021 $3,349 $4,799 0.17% 0.86% Core deposits include noninterest bearing demand, interest-bearing checking, money market, and savings. 1 Cost of core deposits include noninterest bearing demand. 1

NPAs / Assets (%)* ALLL / Non-Performing Loans (%)* 30-89 Days Past Due / Gross Loans (%) Stable and Strong Asset Quality 14 *Excludes restructured loans of $5.6MM HFS at 09/30/2021. 1 NJ Peer average 0.76% as of 06/30/2021. NOTE: Less than 1% of loans currently on deferral. Classified Loans / Gross Loans (%)* 0.76% NJ Peer Average1

Our portfolio remains strong: Criticized and Classified exposure remains stable. NPAs totaled 42 basis points, generally better than NJ peer average of 76 basis points. 30-89 Days past due loans totaled $1.2MM at 09/30/2021, significantly better than peers. Accruing deferrals totaled only $13MM with no significant credit concerns. We are managing residual COVID risk with particular focus on Manhattan commercial exposure: In Q3 we continue to monitor our Manhattan exposure. Single commercial property with large retail component in Manhattan and on deferral was proactively moved to Substandard/non-accrual in Q3. Excluding multifamily and the above referenced loan, our Manhattan commercial exposure totaled approximately $25MM with no additional exposure to retail. We continue to maintain a COVID qualitative reserve on our Manhattan commercial exposure. Asset Quality Remains Strong and We are Managing Residual COVID Risk 15

16 Overall Reserve Coverage Remains Strong $63.5 MM $65.1 MM ($3.0) MM $4.4 MM $0.5 MM 1.39% 1.42% Total ALLL Coverage % ($0.3) MM

Grow and expand our three primary drivers of profitability: Wealth Management, Commercial Banking, and Capital Markets businesses. Continued well-disciplined, wealth management acquisitions. Continued loan and deposit pricing discipline. Continue to execute on our stock repurchase program. Drive ROA to >1% and Return on Average Tangible Common Equity to >14% over time. Priorities 17

Appendix Peapack-Gladstone Bank

A high-performing boutique bank, leaders in wealth, lending and deposit solutions, known nationally for our unparalleled client service, integrity and trust. Professionalism Clients First Compete to Win Invested in Our Community One Team Vision 19 Senior Private Bankers lead a team-based approach. PGB offers a full suite of banking, commercial, advisory and wealth management services to support client financial needs. Team members focus on understanding needs, goals, and aspirations with consideration of risk tolerance, time horizon, and other traditional variables. Deliver exceptional client experience. For our high net worth individual clients, we develop, optimize, and deliver customized financial solutions aimed at helping clients create, grow, protect, and ultimately transition their wealth. For privately-owned businesses, we provide customized lending, advisory, treasury management and capital market solutions. We also provide comprehensive wealth management advice and services that includes investment, estate, tax and wealth planning considerations for business owners. “All Banking Should Be Private Banking” Private Banking Model Core Principles Our Foundation

Financial Highlights 1 Branch Map Valuable Franchise and Geographic Footprint 20 Private Banking Offices Bedminster, NJ Morristown, NJ Princeton, NJ Teaneck, NJ Bonita Springs, FL Red Bank, NJ New Providence, NJ Summit, NJ We Operate in 3 of the Top 15 Wealthiest Counties in the United States 2 1 Financial data as of 09/30/2021. 2 Branch/Deposit Share: FDIC 06/30/2021 Greenville, DE (Trust Subsidiary)

Emphasis on commercial banking with private bankers focused on providing high-touch client service through an advice-based approach encompassing commercial and industrial (C&I) lending, wealth management, depository services, electronic banking, other commercial real estate lending, and corporate advisory services. Robust Peapack Private wealth management business that provides a diversified and stable source of revenue over time, with growth organically and through strategic acquisitions. Highly acquisitive of RIA businesses with five acquisitions and two lift-outs since 2015. Strong risk management processes, including active loan portfolio, capital, liquidity, and interest rate risk stress testing. Focus on the community and community service and involvement. Strategy and Business Lines Overview 21 Peapack-Gladstone Bank Peapack Private Wealth Management Commercial Private Banking Commercial & Community Banking Leverage Finance Commercial Real Estate SBA Preferred Lender Professional Services Group Treasury Management Peapack Capital (asset finance and equipment leasing) Investment Banking Retail Private Banking and Residential Lending Private Wealth Management Services Through various subsidiaries provide: Discretionary Investment Management Services Personal Financial Planning Trust and Fiduciary Services Estate Settlement and Administration Custodial Services Short-term Liquidity and Treasury Management

Peapack Private Wealth Management Client Centric Model 22

Peapack Private Wealth Management Experienced Team Our highly accomplished team has a combined 95 advance degrees, affiliations, professional certifications and designations, including: 28 MBAs 22 CFPs 13 CFAs & CTFAs 9   CPAs 5   JDs 18 Other 23

Note: Gross loans include loans held for sale. 24 MFL 32% CRE 15% C&I 40% Resi/Cons 13% Resi /Cons 54% C&I 10% CRE 22% MFL 14% Loan Mix As of September 30, 2021 Loan Mix As of December 31, 2012 Gross Loans: $1.2B Gross Loans: $4.6B Commercial & Industrial CRE Multifamily Resi/Consumer Resi /Cons 19% C&I 18% CRE 14% MFL 49% Loan Mix As of December 31, 2015 Gross Loans: $3.0B Successful Transformation to a Commercial Bank

Strong Capital and Liquidity Profile 25 1 Substantially all of the Bank's loans and securities are pledged for back up liquidity purposes. 2 Excludes securities, the majority of which are pledged against secured funding.

26 Quarterly Capital Stress Testing run under multiple scenarios based on Loan Risk Ratings. In the 06/30/2021 severely adverse case, in growth and no growth scenarios growth the Bank remains well capitalized over a two-year stress period. Severely adverse case major assumptions: GDP growth -5.5% Unemployment 10.8% Decline in housing prices -23.6% Decline in CRE Valuations -40.1% Pandemic stress essentially has taken over stress testing guidance, and the Bank remains well capitalized over a two-year stress period. “Pandemic stress” was layered on highly impacted industries over and above guidance. Pandemic stress major assumptions: Select sectors identified as highly impacted (Hospitality, Transportation, Retail, Healthcare). Loans in High-Risk industries have a higher downward migration and higher decline in collateral values by 15% over government model. CRE loans (excluding Multifamily) not in High-Risk industries have a 10% lower decline in collateral value assumptions compared to CCAR. Capital Stress Testing Reflects Bank Remains Well Capitalized Even With A Pandemic Overlay

Quarterly Income Statement Summary (Dollars in thousands, except per share data) 27 1 The September 2020 Adjusted quarter excludes: gain on sale of $7.5MM related to the sale of $355MM of PPP loans; The June 2021 Adjusted quarter excludes: a) benefit of $153 thousand income from life insurance proceeds; b) $1.1MM gain on sale of $57MM of PPP loans; c) excludes $722 thousand of income related to the referral of PPP loans to a third party; d) $842 thousand loss related to the unwinding of $40MM in notional interest rate swaps; e) $842 thousand loss related to the unwinding of $40MM in notional interest rate swaps. 2 The June 2021 Adjusted quarter excludes: $648 thousand of expense related to the redemption of subordinated debt; The September 2021 Adjusted quarter excludes: $1.4MM of Swap valuation expense. 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. 4 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income.

Year-To-Date Income Statement Summary (Dollars in thousands, except per share data) 28 1 The nine months ended September 30, 2021 Adjusted excludes: a) a benefit of $455 thousand income from life insurance proceeds; b) gain on sale of PPP loans completed in the June 2021 quarter and a problem loan sale completed in the March 2021 quarter; c) $842 thousand loss related to the unwinding of $40MM in notional interest rate swaps. 2 The nine months ended September 30, 2021 Adjusted excludes: a) $1.5MM of severance expense related to corporate restructuring; b) $648 thousand of expense related to the redemption of subordinated debt; c) $1.4MM of Swap valuation expense. 3 The nine months ended September 30, 2020 Adjusted excludes $3.2MM tax benefit related to the carryback of NOLs to prior years. 4 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. 5 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income.

Quarterly Balance Sheet Summary (Dollars in thousands) 29 1 Includes PPP loans of $202MM at 09/30/2020, $196MM at 12/31/2020, $84MM at 06/30/2021, and $49MM at 09/30/2021.

Asset Quality 30 1 Excludes one commercial loan held for sale of $10.0MM at 09/30/2020; residential and commercial loans held for sale of $8.5MM at 12/31/2020; one commercial loan held for sale of $5.6MM at 06/30/2021; and one commercial loan held for sale of $5.6MM at 09/30/2021. 2 Amounts reflect TDRs that are paying according to restructured terms. 3 Amount excludes $5.2MM at 09/30/2020; $4.0MM at 12/31/2020; $3.9MM at 06/30/2021, and $4.0MM at 09/30/2021 of TDRs included in nonaccrual loans. 4 Excludes a residential loan held for sale of $93,000 at 12/31/2020. 5 12/31/2020 includes $1.3 million of residential loans that are classified as delinquent due to an escrow payment shortage due to a recent change in escrow payment requirement. 6 Total ALLL less specific reserves equals general ALLL.

Capital Summary 31 1 PPP loans with a balance of $202MM, $196MM, $84MM, and $49MM increased total assets at 09/30/2020, 12/31/2020, 06/30/2021, and 09/30/2021, respectively. Equity to total assets would be 9.08%, 9.26%, 9.43%, and 8.77% if PPP loans were excluded from total assets at 09/30/2020, 12/31/2020, 06/30/2021, and 09/30/2021, respectively. 2 Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end.  See Non-GAAP financial measures reconciliation table. 3 Tangible book value per share excludes intangible assets. Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding. See Non-GAAP financial measures reconciliation table.

Quarter Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 32 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies. 1 Equity to total assets would be 9.08% if $202MM of PPP loans were excluded from total assets as of 09/30/2020. Equity to total assets would be 9.26% if PPP loans of $196MM were excluded from total assets as of 12/31/2020. Equity to total assets would be 9.43% if $84MM of PPP loans were excluded from total assets as of 06/30/2021. Equity to total assets would be 8.77% if PPP loans of $49MM were excluded from total assets as of 09/30/2021.

Year-To-Date Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 33 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Jeffrey J. Carfora Senior EVP & Chief Financial Officer (908) 719-4308 jcarfora@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Contacts Corporate Headquarters Contact 34